Exhibit 24

                                POWER OF ATTORNEY

     The undersigned hereby constitutes and appoints Richard L. Sharp his attorney-in-fact to execute on his behalf, individually and in his capacity as an officer and director of Circuit City Stores, Inc. (the "Company"), and to file any documents referred to below relating to the registration of (i)
1,000,000 shares of CarMax Group Common Stock, and (ii) an equal number of rights to purchase preferred shares, Series F ("Rights") to be issued pursuant to the 1997 Circuit City Stores, Inc. Employee Stock Purchase Plan for CarMax Group Employees as Amended and Restated Effective February 15, 2000; such documents being: registration statements on Form S-8 to be filed with the Securities and Exchange Commission; such statements with, and/or applications to, the regulatory authorities of any state in the United States as may be necessary to permit such shares to be offered in such states; any and all other documents required to be filed with respect thereto with any regulatory authority; and any and all amendments (post-effective and pre-effective) to any of the foregoing, with all exhibits and documents required to be filed in connection therewith.

     The undersigned further grants unto such attorney full power and authority to perform each and every act necessary to be done in order to accomplish the foregoing as fully as he himself might do.

     IN WITNESS WHEREOF, the undersigned has executed this power of attorney as of this 15th day of February, 2000.

                            /s/ Michael T. Chalifoux
                            ----------------------------
                                Michael T. Chalifoux

                                POWER OF ATTORNEY

     The undersigned hereby constitutes and appoints Michael T. Chalifoux his attorney-in-fact to execute on his behalf, individually and in his capacity as an officer and director of Circuit City Stores, Inc. (the "Company"), and to file any documents referred to below relating to the registration of (i)
1,000,000 shares of CarMax Group Common Stock, and (ii) an equal number of rights to purchase preferred shares, Series F ("Rights") to be issued pursuant to the 1997 Circuit City Stores, Inc. Employee Stock Purchase Plan for CarMax Group Employees as Amended and Restated Effective February 15, 2000; such documents being: registration statements on Form S-8 to be filed with the Securities and Exchange Commission; such statements with, and/or applications to, the regulatory authorities of any state in the United States as may be necessary to permit such shares to be offered in such states; any and all other documents required to be filed with respect thereto with any regulatory authority; and any and all amendments (post-effective and pre-effective) to any of the foregoing, with all exhibits and documents required to be filed in connection therewith.

     The undersigned further grants unto such attorney full power and authority to perform each and every act necessary to be done in order to accomplish the foregoing as fully as he himself might do.

     IN WITNESS WHEREOF, the undersigned has executed this power of attorney as of this 15th day of February, 2000.

                                                     /s/ Richard L. Sharp
                                                     ------------------------
                                                     Richard L. Sharp

                                POWER OF ATTORNEY

     The  undersigned  hereby  constitutes  and  appoints  Richard  L. Sharp and
Michael T. Chalifoux, each acting singly, his or her attorneys-in-fact, with full power to act without the other, to execute on his or her behalf, individually and in his or her capacity as a director of Circuit City Stores, Inc. (the "Company"), and to file any documents referred to below relating to the registration of (i) 1,000,000 shares of CarMax Group Common Stock and (ii) an equal number of rights to purchase preferred shares, Series F ("Rights") to be issued pursuant to the 1997 Circuit City Stores, Inc. Employee Stock Purchase Plan for CarMax Group Employees as Amended and Restated Effective February 15, 2000; such documents being: registration statements on Form S-8 to be filed with the Securities and Exchange Commission; such statements with, and/or applications to, the regulatory authorities of any state in the United States as may be necessary to permit such shares to be offered in such states; any and all other documents required to be filed with respect thereto with any regulatory authority; and any and all amendments (post-effective and pre-effective) to any of the foregoing, with all exhibits and documents required to be filed in connection therewith.

     The undersigned further grants unto such attorneys and each of them full power and authority to perform each and every act necessary to be done in order to accomplish the foregoing as fully as he himself or she herself might do.

                            [Signatures on next page]

     IN WITNESS WHEREOF, the undersigned has executed this power of attorney as of the 15th day of February, 2000.

/s/ Richard N. Cooper                        /s/ Barbara S. Feigin
------------------------------               -----------------------------
Richard N. Cooper                            Barbara S. Feigin


/s/ James F. Hardymon                        /s/ Robert S. Jepson, Jr.
-----------------------------                -----------------------------
James F. Hardymon                            Robert S. Jepson, Jr.


/s/ W. Alan McCollough                       /s/ Hugh G. Robinson
------------------------------               -----------------------------
W. Alan McCollough                           Hugh G. Robinson


/s/ Mikael Salovaara                         /s/ John W. Snow
-----------------------------                -----------------------------
Mikael Salovaara                             John W. Snow


/s/ Edward Villanueva                        /s/ Alan L. Wurtzel
-----------------------------                -----------------------------
Edward Villanueva                            Alan L. Wurtzel